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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported) OCTOBER 24, 2000
                                                         ----------------

                                NRG ENERGY, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


           000-25569                                      41-1724239
    (Commission File Number)                   (IRS Employer Identification No.)


             901 MARQUETTE AVENUE, SUITE 2300 MINNEAPOLIS, MN 55402
               (Address of principal executive offices) (Zip Code)



         Registrant's telephone number, including area code 612-373-5300
                                                            ------------


          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

On October 24, 2000, NRG Energy, Inc., a majority owned subsidiary of Xcel Energy, Inc., reported its financial results for the quarter and nine months ended September 30, 2000.

The press release reporting NRG Energy's financial results is filed with this Form 8-K as Exhibit 99.13 See "Item 7. Exhibits."



Item 7. Exhibits.

         The following exhibits are filed with this report on Form 8-K:

Exhibit No.            Description
-----------            -----------

99.13                  Press release issued October 24, 2000 of NRG Energy, Inc.



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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NRG Energy, Inc.
                                             (Registrant)



                                             By /s/      Leonard A. Bluhm
                                                ---------------------------
                                                Leonard A. Bluhm
                                                Executive Vice President and
                                                Chief Financial Officer
                                                (Principal Financial Officer)



Dated:  October 31, 2000